EXHIBIT 32.1


CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)




Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Metro One Development, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The quarterly report on Form 10-Q for the quarter ended April 30, 2009
(the "Form 10-Q") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Stuart Turk
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By:  Stuart Turk
Chief  Executive  Officer


/s/ Evan Schwartzberg
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By: Evan Schwartzberg
Chief Financial and Accounting Officer

August 19, 2009
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